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                        SECURITIES AND EXCHANGE COMMISSON
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               INDIGO ENERGY, INC.
                               -------------------
             (Exact name of registrant as Specified in Its Charter)


                Delaware                                  13-4105842
               -----------                             ---------------
(State of Incorporation or Organization)      (IRS Employer Identification No.)


                               535 Westgate Drive
                             Napa, California 94558
                             ----------------------
               (Address of Principal Executive Offices) (Zip Code)


         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box. [ ]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective upon filing pursuant to General Instruction A. (d), please check the following box. [X]

         Securities Act registration statement file number to which this Form relates: 333-42026

         Securities to be registered pursuant to Section 12(b) of the Act.

             Title Of Each Class         Name Of Each Exchange On Which
             To Be So Registered         Each Class Is To Be Registered
             -------------------         ------------------------------
                     None                             N/A


         Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
                    ----------------------------------------
                                (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered

         Information required by this item is incorporated by reference to the description of the common stock of the Registrant included under the caption "Description of Securities" in the Registration Statement on Form SB-2 of the Registrant filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on July 21, 2000 (Registration No. 33-42026) (the "Registration Statement").



Item 2.  Exhibits

1 Certificate of Incorporation of Registrant, as filed with the Delaware Secretary of State (incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2, Registration No. 333-42026).

2 Amendment to Certificate of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.2 of the Registration Statement on Form SB-2, Registration No. 333-42026).

3 Amendment to Certificate of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.3 of the Registration Statement on Form SB-2, Registration No. 333-42026).

4 Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.4 of the Registration Statement on Form SB-2, Registration No. 333-42026).

5 Specimen of Common Stock Certificate of the Registrant (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form SB-2, Registration No. 333-42026).




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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  March 16, 2001                             INDIGO ENERGY, INC.




                                                   By: /s/ Christopher Gabrys
                                                       ----------------------
                                                   Name:  Christopher Gabrys
                                                   Title: President






                                INDEX TO EXHIBITS


Exhibits

1 Certificate of Incorporation of Registrant, as filed with the Delaware Secretary of State (incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2, Registration No. 333-42026).

2 Amendment to Certificate of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.2 of the Registration Statement on Form SB-2, Registration No. 333-42026).

3 Amendment to Certificate of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.3 of the Registration Statement on Form SB-2, Registration No. 333-42026).

4 Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.4 of the Registration Statement on Form SB-2, Registration No. 333-42026).

5 Specimen of Common Stock Certificate of the Registrant (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form SB-2, Registration No. 333-42026).